UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4, 2013

Blue Water Ventures International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-120967	20-1204606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Country Walk Drive, Fleming Island, FL 32003
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (904) 215-7601

(Former name or former address, if changed since last report.)    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Echange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

SECTION 7.01 - REGULATION FD

On June 4, 2013, Registrant issued a press release which, among other things, announced negotiations with others regarding the acquisition of a patent portfolio and further commercial development of the same. The press release reads substantially as follows:

FOR IMMEDIATE RELEASE

Jacksonville, FL - Blue Water Ventures International, Inc. (the “Company”)(OTC trading symbol

“BWVI”) today announced that it is in negotiations with an unaffiliated R&D technology company to acquire a patent portfolio relating to its long-life battery and generator technology. Upon closing and final development, this technology could streamline the Company’s underwater survey operations by enabling extremely long mission profiles. The Company is also assessing the application of this technology to other industries as well. The seller of this technology has preliminarily agreed to accept payment from the Company in the form of its securities rather than cash.
In a related development, the Company announced that it is in discussions with a renowned research university to further develop the technology that the Company seeks to acquire for use in Autonomous Underwater Vehicle (“AUV”) and Remotely Operated Vehicle (“ROV”) equipment used in underwater salvage and other related operations.
Both sets of discussions are in final stages, and are pending receipt of independent, certified, final valuation reports.
Keith Webb, the Company’s President stated, “We believe this proposed capability could dramatically reduce our survey costs and time required to conduct surveys, giving us more time to perform our recovery efforts”.
Blue Water Ventures International, Inc. is a historic shipwreck research and recovery company that locates and recovers lost underwater treasures dated from pre-colonial times to our recent past.

Matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on various assumptions and involve substantial risks and uncertainties, including, without limitation, those relating to successfully conclude the foregoing negotiations, the funding of resulting operations and our ability to do so profitably, as well as many other factors which may or may not be beyond our control. No guarantee can be given that the proposed actions, negotiations and capabilities herein can be concluded successfully.

Blue Water Ventures International, Inc.
W. Keith Webb (904)215-7601
keith@bwvkw.com
Investor Relations
Source: BLUE WATER VENTURES INTERNATIONAL, INC.
Released: June 4, 2013

There can be no assurance that the negotiations referred to in the Press release will be successfully concluded or that the technology referred to will be successfully developed thereafter.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this report shall not be treated as filed, for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER VENTURES INTERNATIONAL, INC.
         (Registrant)

Date: June 4, 2013	/s/ W. Keith Webb
W. Keith Webb, President